 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 21, 2023

DICK'S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURE	4

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On March 21, 2023, Dick’s Sporting Goods, Inc. (the “Company”) approved the grant of long-term performance unit awards (the “Long-Term Awards”) to executive officers and certain other employees of the Company effective on April 3, 2023 (the “Grant Date”). The purpose of the Long-Term Awards is to create additional alignment between executive compensation and create stockholder value, ensure continued focus on key organizational initiatives, and to provide financial motivation and to increase retention of senior leaders. The Long-Term Awards are governed by, and were granted pursuant to, the Company’s Amended and Restated 2012 Stock and Incentive Plan (the “2012 Plan”) and the related performance unit award agreement (the “Award Agreement”).

The Long-Term Awards will vest on April 3, 2025 if, and only if, pre-established performance goals are achieved during the fiscal years 2023 and 2024 (the “Performance Period”). The total number of shares that may be deemed earned after the end of the Performance Period will be based on the attainment of metrics relating to total sales, adjusted earnings before taxes, and adjusted merchandise margin. For a recipient to earn and receive his or her Long-Term Award, the recipient also must remain an employee of the Company until the end of the vesting period, except in certain specified circumstances set forth in the Award Agreement.

The target value of the Long-Term Awards granted to the Company’s named executive officers as set forth below in the Company’s most recently-filed proxy statement on May 6, 2022, are as follows (with potential payout ranging from 0 - 200% of the target value):

Executive Officer	Title	Target Value*
Edward W. Stack	Executive Chairman	$1,500,000
Lauren H. Hobart	President & Chief Executive Officer	$2,500,000
Navdeep Gupta	Executive Vice President - Chief Financial Officer	$1,250,000
Vlad Rak	Executive Vice President - Chief Technology Officer	$1,250,000
* The actual target number of performance units to be granted will be determined based on the closing price per share of the Company's common stock on the Grant Date.

The foregoing description of the Long-Term Awards does not purport to be complete and is qualified in its entirety by reference to the 2012 Plan and the Award Agreement, copies of which are filed hereto as Exhibits 10.1 and 10.2, and both of which are incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description	Method of Filing
10.1	Registrant's Amended and Restated 2012 Stock Incentive Plan	Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, File No. 001-31463, filed on June 14, 2021
10.2	Form of 2023 Long-Term Performance-Based Unit Award Agreement granted under the Registrant’s 2012 Stock and Incentive Plan	Incorporated by reference to Exhibit 10.6i to the Registrant’s Current Report on Form 10-K, File No. 001-31463, filed on March 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: March 23, 2023	By:	/s/ Navdeep Gupta
	Name:	Navdeep Gupta
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description	Method of Filing
10.1	Registrant's Amended and Restated 2012 Stock Incentive Plan	Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, File No. 001-31463, filed on June 14, 2021
10.2	Form of 2023 Long-Term Incentive Program Performance Unit Award Agreement granted under the Registrant’s 2012 Stock and Incentive Plan	Incorporated by reference to Exhibit 10.6i to the Registrant’s Current Report on Form 10-K, File No. 001-31463, filed on March 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)